Kindred Healthcare Third Quarter Investor Update November 6, 2014 Exhibit 99.3

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These forward-looking statements include, but are not limited to, statements regarding the proposed business combination transaction between Kindred Healthcare, Inc. (“Kindred” or the “Company”)
and Gentiva Health Services, Inc. (“Gentiva”) (NASDAQ:GTIV) (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding
Kindred’s (and Kindred’s and Gentiva’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,”
“project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements in this presentation concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Kindred (and the combined businesses of Kindred and Gentiva), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Kindred based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results, performance or plans with respect to Gentiva to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission (the “SEC”).
Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that Gentiva’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, uncertainties as to the timing of the merger, adverse effects on Kindred’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, the risk that healthcare regulatory, licensure or other approvals and financing required for the consummation of the merger are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Gentiva’s businesses and operations with Kindred’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Kindred’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.
In addition to the factors set forth above, other factors that may affect Kindred’s plans, results or stock price are set forth in Kindred’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Kindred has provided information in this presentation to compute certain non-GAAP measurements for specified periods. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation and on Kindred’s website at www.kindredhealthcare.com under the heading “investors.”
Additional Information
This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger between Kindred and Gentiva.  In connection with the proposed merger, Kindred intends to file a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC.  SHAREHOLDERS OF GENTIVA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about Kindred and Gentiva, without charge, at the SEC’s website, www.sec.gov.  Those documents, when filed, as well as Kindred’s other public filings with the SEC, may be obtained without charge at Kindred’s website at www.kindredhealthcare.com.
Participants in Solicitation
Kindred and its directors and executive officers, and Gentiva and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Gentiva common stock in respect of the proposed merger. Information about the directors and executive officers of Kindred is set forth in the proxy statement for Kindred’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2014. Information about the directors and executive officers of Gentiva is set forth in the proxy statement for Gentiva’s 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

Kindred Healthcare’s Third Quarter –
Achievements and Opportunities
Continued Progress on Employee Engagement, Quality Assurance, Clinical
Outcomes and Patient Satisfaction Measures Across the Enterprise
Strong Third Quarter Results and Reaffirming Confidence in 2014 EPS Guidance
Continued Progress Advancing Integrated Care Market Strategy and
Development of Care Management Capabilities
Commencement of Growth Phase of Strategic Plan
(Repositioning and Recapitalization Complete)
Announced Definitive Agreement to acquire Gentiva, solidifying Kindred’s Position as the Premier Post-Acute Healthcare Services Provider in the U.S.

Third Quarter – Continuing Operations
(1)
($ millions, except statistics)
•
Key Q3 operating metrics:
Strong revenue and operating income growth, up 6% and 7%, respectively, compared to prior year
Improved operating income and operating margins across all divisions, lower interest costs and solid cost controls across the organization driving year-over-year results
Hospital same-store volumes up 3% over prior year, cost Per Patient Day (“PPD”) up less than 1%
over prior year
Strong sequential cash flows with core operating cash flows of $95 million and core free cash flows were $72 million

(1) Before certain disclosed items reconciled in the appendix.
(2) Prior year EPS of $0.10 is pro forma to include incremental 9.7 million shares issued in the June 2014 equity offering. Actual core EPS for Q3 ‘13 is
$0.12.
Actual Prior Year % change
Revenues $1,243 $1,175 +6%
Operating expenses 1,085 1,027
Core operating income (EBITDAR) 158 148 +7
Margin 12.7% 12.6%
Net income - core 7 7 +7
Diluted EPS - core $0.11 $0.10 (2) +10
Diluted EPS - reported $0.03 ($0.31)

Core Operating Margins
(1)
Margin Expansion Across Enterprise Reflects Full Recovery from Reimbursement Cuts

(1) Before certain disclosed items reconciled in the Appendix.
3Q13 3Q13 3Q13 3Q13 3Q14 3Q14 3Q14 3Q14
20.0%
11.9%
11.0%
4.0%
20.1%
13.1%
11.7%
8.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Hospitals Nursing Centers RehabCare Kindred at Home

$595
$609
$1,628
$1,642
$1,250
$1,350
$1,450
$1,550
$1,650
$1,750
$450
$500
$550
$600
$650
Q3 '13 Q3 '14 Q3 '13 Q3 '14
Hospital Division
$2.5 billion Revenues
(1)
$527 million Operating Income
(2)
Transitional Care Hospitals (certified as LTAC hospitals)
• 97 Transitional Care Hospitals
(3)
• 7,145 licensed beds
(3)
Inpatient Rehabilitation Hospitals (IRFs)
• 5 IRFs
(3)
• 215 licensed beds
(3)
(1) Revenues for the twelve months ended September 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended September 30, 2014.
(3) As of September 30, 2014.
(4) Before certain disclosed items reconciled in the Appendix.
• Continued clinical success with low rates of
rehospitalizations, reduced employee
turnover and a strong online reputation
• Strong results with same-store admissions
increase of 3% and less than 1% growth in
core operating costs per patient day
• Strong operating income margin of 20.1%
(4)

Q3 Revenue
Revenue
($ millions)
Per Patient Day Revenues
Q3 Operating Income
(4)
($ millions)
$119
$122
$100
$110
$120
$130
Q3 '13 Q3 '14

•
2,264 sites of service served through
20,338 therapists
(3)
•
Including 102 hospital-based acute
rehabilitation units
(3)
• RehabCare continues to deliver outstanding clinical
results and improved patient functional
improvement across sites of service
• Year-over-year core operating income and margin
improvements
• Added 90 net new skilled nursing rehabilitation
sites YTD through Q3 2014
$1.3 billion Revenues
(1)
$146 million Operating Income
(2)
(1) Revenues for the twelve months ended September 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended September 30, 2014.
(3) As of September 30, 2014.

Total Sites of Service
Productivity
2,139
2,264
0
600
1,200
1,800
2,400
2011 Q3 2014
80.4%
79.6%
0.0%
30.0%
60.0%
90.0%
2011 Q3 2014

Nursing Center Division
• 48 Transitional Care Centers
(Sub-Acute facilities licensed as SNFs) (3)
• 13 Nursing and Rehabilitation Centers
(with Transitional Care Units) (3)
• 12 Hospital-Based Sub-Acute Units
(3)
• 38 Skilled Nursing Centers
(Traditional SNFs) (3)
•
Strong operations with low nursing turnover
and improved performance on CMS 5-Star
Program
•
Nursing center division core operating
income increased 16%
(4)
primarily due to
growth in revenues
•
Operating margins significantly improved due
to increased reimbursement rates, ongoing
repositioning and cost control initiatives
•
Admissions up 4% compared to prior year
•
Declines in average length of stay (ALOS)
continue to weigh on average daily census
(ADC)
$1.1 billion Revenues
(1)
$147 million Operating Income
(2)
(1) Revenues for the twelve months ended September 30, 2014 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended September 30, 2014.
(3) As of September 30, 2014.
(4) Before certain disclosed items reconciled in the Appendix.

Nursing Center Operating Income Margin
(4)
11.9%
13.2%
13.8%
14.3%
13.1%
10.0%
12.0%
14.0%
16.0%
Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014

• High rates of patient satisfaction for Home Health and
Hospice with nearly 50% of all home health locations
named to HomeCare Elite as top 25% of the nation’s
home health agencies
• Kindred at Home division delivered 60% revenue growth
in the third quarter of 2014 and more than tripled core
operating income compared to prior year quarter
• Focus on integration efforts has improved margin from
4.0%
(3)
in Q3 2013 to 8.2%
(3)
in Q3 2014
• Combination with Gentiva creates largest home health
and hospice system in the U.S.

• 201 sites of service in 13 states
(2)
• 4,900 caregivers serving 17,300 patients on
a daily basis
(2)
(1) Annualized based upon revenues (before intercompany eliminations) and operating income for the three months ended September 30, 2014.
(2) As of September 30, 2014.
(3) Before certain disclosed items reconciled in the Appendix.
(4) Operating income for the twelve months ended December 31, 2013.
Revenue
($ millions)
Operating Income
($ millions)
$345 million Revenues
(1)
$27 million Operating Income
(1)
(1)
(1)
(4)
$225
$345
$0
$100
$200
$300
$400
2013
2014
$10
$27
$0
$10
$20
$30
2013 2014

Kindred and Gentiva A Compelling Opportunity for American Healthcare and Shareholders 10

Kindred Healthcare
Genesis HealthCare
Brookdale Senior Living
Select Medical
HEALTHSOUTH
Amedisys
DaVita
Omnicare
Envision
TEAMHealth
AMSURG

Kindred Healthcare

Combination Creates One of the Nation’s Premier
Healthcare Services Providers

Leadership Among Premium Healthcare Service Providers
2014 Wall Street
Consensus Revenue
($ in billions)
Pro Forma
Post-Acute Providers Alternate Site Providers
(4)
$7.1
$5.5
$3.8
$3.1
$2.4
$6.4
$12.7
$4.4
IPCM DVA EVHC AMSG SCAI
The acquisition of Gentiva further strengthens Kindred’s ability to serve patients across the full continuum of care
($ in millions)
Kindred Gentiva Pro Forma
States
(1)
47 40 47
Locations
(1)
2,376 493 2,869
Employees
(1)
62,600 46,600 109,200
Revenue Guidance/Consensus $5.1 billion
(2)
$2.0 billion
(2)
$7.1 billion
Patients Per Year
(3)
535,000 550,000 1,085,000
$1.2
$2.7
$1.6
(1) As of September 30, 2014.
(2) Per Kindred 2014 guidance as provided on November 5, 2014 and 2014 current average analyst consensus estimates for Gentiva.
(3) Internal company data.
(4) Twelve months ended (LTM) as of June 30, 2014 and pro forma for Skilled Healthcare merger.
(2)

Revenues (1) $345 MM
Total States (3) 13
Average Daily Census (4) 17,300
Total Sites of Service (3) 201
Home Health 141
Hospice 38
Personal Care 22
Total Caregivers  (3) 4,900
Revenues (2) $2.0 B
Total States (3) 40
Average Daily Census (4) 110,000
Total Sites of Service (3) 493
Home Health 294
Hospice 165
Community Care 34
Total Caregivers (3) 40,500
Revenues (1) (2) $2.3 B
Total States 41
Average Daily Census 127,300
Total Sites of Service 694
Home Health 435
Hospice 203
Community Care 56
Total Caregivers 45,400
Kindred at Home Pro Forma Company
Combination creates
largest home health and
hospice system in the
United States
Gentiva
Kindred at Home

(1) Annualized based upon revenues for the three months ended September 30, 2014 (divisional revenues before intercompany eliminations).
(2) Current average analyst consensus estimate for 2014.
(3) As of September 30, 2014.
(4) Internal company data for Kindred and investor presentation for Gentiva.
Gentiva

Gentiva Integration Management Office
Integration Operating Principles
Integration Operating Principles
Prevent disruption to patient care
Prevent harm to target revenue
streams
Retain key talent
Meet all reporting obligations
Ensure Day 1 Readiness
Achieve synergies
INPUTS
IMO steering committee
feedback
Future state objectives
Integration red flags /
anticipated complexities
(1)
Lessons learned from previous
Kindred IMO
(1) As identified during due diligence.

Defining Day 1 Readiness
Day one readiness focuses on the details necessary to bring business functions and processes into alignment at closing.
Focus Areas for Day 1 Readiness / Controls:
- Payroll Continuity
- Stability of revenue cycle functions:
- Accounts receivable
- Accounts payable
- Financial Reporting (i.e. financial suite & systems)
- Synergy Capture
- Validated synergy
- Identified initiatives for realizations
- Developed execution plans for realization
To be completed
Assessment of
controls
Assessment of
systems
Consolidation
plan complete
Ready for Day 1
execution
Gentiva Integration Management Office
Defining Day One Readiness

Synergy Initiative
Development
Chris Consalus
Day 1 Readiness
and Transitional
Operating Models
Employee Retention
Functional integration workstreams
IT People Services
Finance &
Procurement
Compliance &
Legal
Operations
Sales
Applications
Networks
Hosting
Charlie Wardrip /
Russ McDonough
Payroll
Organization
Structure
Benefits & Comp
Selection
Process
Jeff Jasnoff /
Ed Reisz
Accounting
Tax & Treasury
Financial
Reporting
Internal Audit
Purchasing
Mark Laemmle /
Todd Flowers /
Eric Slusser
Legal & Regulatory
Risk Mgt &
Compliance
External Affairs
Records Retention
Kelly Priegnitz /
Joe Landenwich
/ Suzanne
Riedman / John
Camperlengo
Care Mgt
Home Health
Reimbursement
Care Mgt
Hospice
Managed Care
Facilities
Jon Rousseau /
Todd Higgins /
Susan Sender /
David Causby
Identify Overlaps
Plan Organization
Structure
Plan sales force
rationalization
David Mikula /
Dean Johnson
Plans for Revenue
Synergies
Cross-functional
integration
workstreams
Integration team structure
Executive Sponsorship
Steve Cunanan, Scott Blanchette
IMO
Mark Douglas
Gentiva IMO (support): Janet Nicoll KPMG
Kindred / GTIV Advisory Team:
Operations –
Jon Rousseau / David Causby
Corporate Development – Doug Curnutte
Finance –
Todd Higgins / Eric Slusser
Benefits & Compensation – Andrea Romisher
IS/IT – Vance Collins Communications –
Susan Moss / Paula Shoemaker
We Have Assembled Functional Teams, as Well as Teams That Will Help Us Work On Key Cross-Functional Integration Priorities
Communication &
Change
Management
Gentiva’s functional
IMO leader indicated
in orange font
Gentiva Integration Management Office
Integration Team Structure

IMO Lead:

Transaction Summary
Purchase Price
• $19.50 / share comprising $14.50 in cash and 0.257 shares of Kindred common stock
• $1.8 billion total consideration, including assumption of net debt
Financial Profile
• Pro Forma combined company revenues of approximately $7.1 billion and Operating Income or
EBITDAR (1) of $1.0 billion
• Combination will enhance Kindred’s Revenue and Margin Growth Profile
Accretion
• Immediately and significantly accretive to Kindred’s Earnings and Operating Cash Flows (exclusive of transaction and integration costs)
Synergies
• $70 million in expected cost synergies within two years with approximately $35 million expected in first full year following the closing (2)
• Revenue synergies of more than $60 million expected over time
(approximately $20 – $30 million expected in the first full year following the closing)
Financing
• Fully committed financing from Citi and J.P. Morgan
• Expect to use a combination of debt, equity and mandatory convertibles to maintain pro forma
Adjusted Debt to EBITDAR leverage (3) of approximately 5.5x at closing, assuming half of $70 million run rate expected cost synergies
Expected Closing
• Q1 2015
– Already received Hart-Scott-Rodino clearance

Kindred to acquire Gentiva for $1.8 billion in a combination of cash and stock
(1)
EBITDAR, or operating income, is defined as earnings before interest, income taxes, depreciation, amortization and rent. EBITDAR was computed by combining the mid point of 2014 guidance for Kindred as provided on November 5, 2014 (see enclosed reconciliation) and 2014 current average analyst consensus estimates for Gentiva. In addition, pro forma EBITDAR includes full run rate expected cost synergies of $70 million, and estimated annualized rent expense for Gentiva of $41 million.
(2)
Excludes one-time integration costs.
(3)
Pro forma Adjusted Debt to EBITDAR leverage was computed by dividing a numerator comprised of estimated long-term debt at closing plus pro forma annual rent expense multiplied by six, less unrestricted cash, by a denominator comprised of pro forma
EBITDAR.

Continued Confidence in 2014
Gentiva Performance
(1) Per Gentiva November 5, 2014 earnings release, see reconciliation in appendix.
(2) Based upon 2014 current average analyst consensus estimates.
Sustained Improvement in Financial and Operating Performance
Further Validates Our Acquisition Thesis
Q3 Reported
(1)
Confirmed 2014
Guidance
(1)
Consensus Estimates
(mean)
(2)
Revenue $498.0 million $1.96 - 2.00 billion $1.99 billion
Adjusted EBITDA $48.5 million $183-195 million $191 million

Combined Company Overview
Confirmed Confidence in Gentiva Performance
Mid Point of 2014 Guidance/Consensus
($ in millions)
Kindred (1) Gentiva (2)
Expected
Synergies (3)
Pro Forma
Revenue $5,100 $1,986 $7,086
EBITDAR 697 232 $70 999
EBITDAR Margin
13.7% 11.7% 14.1%
Rent 322 41 363
% of revenue 6.3% 2.1% 5.1%
EBITDA 375 191 70 636
EBITDA Margin 7.4% 9.6% 9.0%
(1) Based upon the midpoint of earnings guidance for Kindred as of November 5, 2014.
(2) Based upon 2014 current average analyst consensus estimates. Assumes annualized rent of $41 million.
(3) Estimated full run rate  of cost synergies expected to be achieved within two years of close. Excludes one-time transaction and integration costs.

Gentiva’s
announcement of
Q3 results and
confirmed EBITDA
guidance of
$183-195 million
further validates
our acquisition thesis
and diligence.

Significant and Immediate Accretion
to Earnings and Cash Flows

Acquisition is significantly accretive at the contemplated transaction value and financing structure on both an EPS and cash flow basis
(exclusive of transaction and integration costs)
(1) Assumes pro forma share count of 85 million shares reflecting fully diluted shares at end of Q3 2014, share consideration as part of Gentiva transaction and the anticipated equity offering to finance the transaction. Kindred expects the acquisition to be approximately $0.40 to $0.60 accretive to pro forma earnings, on a run rate basis, once Gentiva is fully integrated and expected synergies are fully realized in the second full year following the closing.
(2) Based upon 2014 net income guidance for Kindred as provided on November 5, 2014 and 2014 current average analyst consensus estimates for Gentiva and adding back depreciation and amortization per
Kindred’s 2014 guidance and adding back depreciation and amortization based upon 2014 current average analyst consensus for Gentiva and annualized stock-based compensation and deferred financing cost amortization for both Kindred and Gentiva. In addition, expected full run rate estimated cost synergies, net of income taxes, of $42 million ($70 million full run rate annual costs and operating synergies less income taxes of $28 million) are included.
EPS Accretion
(1)
$0.40 – $0.60
+
Acceleration of cost synergies
+
Increased revenue through clinical
integration
+
Incremental development activity fueled
by combined company cash flows
+
Enhanced managed care and ACO
opportunities from expanded integrated
national platform
Drivers for Potential Upside
Pro Forma Cash Flows ($ millions)
Operating Cash Flows
before dividends, changes
in working capital and
capital expenditures (2)
$350 – 400
Less: Routine CapEx
$120 – 130
As adjusted
$230 – 270
Fully Integrated Run Rate

Key Highlights
• Expected to issue in aggregate ~$620 –
$720 million of equity to maintain
reasonable leverage
• Expect to have shares outstanding of
~85 million at close
Financing Plan

Sources ($ millions)
New debt financing $1,300 – $1,400
New equity and mandatory
convertible securities issued
$200 – $300
Equity issued to Gentiva
shareholders
~$200
Existing bank revolver draw ~$200
$2,000
Uses ($ millions)
Purchase Gentiva equity $767
Retire Gentiva debt ~$1,050
Transaction fees & expenses ~$183
$2,000
Aggregate equity financing approximates
purchase price of Gentiva equity
– Proactively raised $220 million in net
proceeds from June 2014 equity offering
– Will issue Gentiva shareholders ~$200
million in Kindred stock as part of
purchase consideration
– Plan to raise ~$200 – $300 million in
equity and / or mandatory convertible
securities between announcement and
close

Wrap-Up 21

15%
Hospital
35%
Nursing
Rehab
18%
(1) Kindred revenues before intercompany eliminations as reported in the respective Form 10-K.
(2) Per Kindred 2014 guidance as provided on November 5, 2014 and 2014 current average analyst consensus estimates for Gentiva.
Kindred has Significantly Diversified its
Service Offerings & Transformed its Business Mix
• Combination with Gentiva uniquely positions Kindred as one of the leading healthcare providers in the U.S.
across a broad spectrum of critical services
– Fundamentally different company today that is at the forefront of a changing healthcare delivery system
– Results in a suite of services better positioned to help patients and drive shareholder value
Yesterday Today Tomorrow
• A focused operator of nursing facilities
and hospitals
– Diversified post-acute service
offerings through acquisition of
RehabCare
• Right-sized operational footprint, yielding
a focused approach across key integrated
care markets
– Negotiation with Ventas to exit
certain assets and sold others
• Acquisition of Gentiva results in a well-
balanced portfolio of integrated service
offerings
– Addition of Gentiva accelerates
capabilities to provide population
health and take risk
2010 2012
Kindred at Home 0%
Kindred at Home 2%
LTM 9/30/2014
Kindred at Home 6%
Pro Forma Kindred
(2)

Kindred
at Home
32%
Nursing
21%
Hospital
48%
Rehab
25%
Nursing
45%
Hospital
33%
Rehab
20%
Nursing
47%
Hospital
42%
Rehab
11%

(1) Based upon current average analyst Consensus estimates for 2014 and 2015 for both Kindred and Gentiva, including $60 million of annual run rate revenue synergies.
(2) Before certain disclosed items as reconciled in the appendix.
(3) Based upon mid point of 2014 earnings guidance for Kindred as of November 5, 2014.
(4) Based upon mid point of 2014 earnings guidance for Kindred as of November 5, 2014 and based upon current average analyst Consensus estimates for Gentiva
(includes EBITDA impact of full run rate of $70 million of expected cost synergies).
Kindred has Successfully Shifted its Business to Faster
Growing Businesses, Improving Margins,
Profitability and Operating Cash Flows
Improves Margin and Profitability Enhances Growth Profile
2014 – 2015 Revenue Growth
(1)

EBITDA Margin
(4)
(2) (3)
3.9%
4.5%
0.0%
2.0%
4.0%
6.0%
Kindred Kindred + Gentiva
6.1%
7.4%
9.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Kindred 2011 Kindred 2014 Kindred + Gentiva
PF 2014

(1) Based upon mid point of 2014 earnings guidance for Kindred as of November 5, 2014.
(2) Based upon mid point of 2014 current average analyst consensus estimates for Gentiva. Assumes annualized rent of $41 million.
(3) Leases capitalized using 6x rent, equity represents market cap and funded debt calculated as of December 31 for 2010 and 2012.
(4) Rent expense for the twelve months ended September 30, 2014 capitalized at 6x, funded debt and closing share price at September 30, 2014, respectively.
(5) Pro forma values shown as of 12/31/2014 and include $1.6bn of additional debt and $363mm of annual rent expense based upon mid point of 2014 earnings guidance for Kindred as of November 5, 2014 and an estimate of annualized rent expense of $41 million for Gentiva. Pro forma value based on fully diluted Kindred shares outstanding plus newly issued shares as part of the transaction at Kindred share price of $21.24 on October 30, 2014.
Kindred has Developed a Balanced
and Flexible Capital Structure
• Increasing traditional debt while deleveraging lease exposure will continue to drive long-term strategic flexibility and create shareholder value
–
Rent as a percent of revenue declines from 6.3%
(1)
for Kindred today to 5.2%
(1)(2)
Yesterday
(3)
Today
(4)
Tomorrow
(5)
• RehabCare transaction materially
shifted Kindred’s capital structure,
financed by the issuance of traditional
financial debt
• Recent negotiations with Ventas further
reduced capitalized leases by greater
than $600 million
• Q1 refinancing added capacity,
improved terms and Financial Flexibility
• Gentiva transaction continues to shift
Kindred’s capital structure towards
more traditional debt/equity mix
• Strong deleveraging profile
Equity
22%
Debt
11%
Cap.
Leases
67%
Equity
12%
Debt
34%
Cap.
Leases
54%
~5.5x net adj leverage at close with goal
to delever below 5.0x over the next
two years

2010 2012 As of September 30, 2014 Pro Forma Kindred
Equity
27%
Debt
32%
Cap.
Leases
41%
Equity
25%
Debt
44%
Cap.
Leases
31%

CAGR: +7.1%

CAGR: +10.6%

Total Shareholder Returns: +24.4%

Kindred Healthcare

Kindred Has Delivered Attractive
Financial Performances

Operating Margin
(1)
:
12.7%
14.0%
13.6%
13.7%
Share Price & Dividends
($ millions)
Closing Share Price
Cumulative Dividends
Despite sequential years of significant
reimbursement cuts and a wholesale
restructuring of the Company’s business and
capital structure, the Company has delivered on
its promise to its patients, customers,
teammates and shareholders!
$4.2
$4.9
$4.8
$5.1
$7.1
2011 2012 2013 2014 2014 PF
Revenue
($ billions)
Operating Income
(1)
($ millions)
$11.77
$10.82
$19.74
$21.24
$0.24
$0.60
12/31/2011 12/31/2012 12/31/2013 10/30/2014
14.1%
(1)Before certain disclosed items as reconciled in the Appendix.
(2)Reimbursement cuts totaled $70 million.
(3)Reflects midpoint of Company’s November 5, 2014 earnings guidance.
(4)Assumes Gentiva was acquired on January 1, 2014, and amount for Gentiva is based upon current analyst consensus estimates. In addition, pro forma EBITDAR includes full run rate expected cost synergies of $70 million, and estimated annualized rent expense for Gentiva of $41 million.
(2) (3)
(3) (4)
(4)
Kindred and
Gentiva
Kindred and
Gentiva
$529
$679
$658
$697
$999
2011 2012 2013 2014 2014 PF

Kindred Is Helping to Shape the Future
of American Healthcare
•
As the U.S. population ages, demand for patient-centered healthcare is growing rapidly – and Kindred is pioneering an integrated approach to address this demand – implementing a better model to improve clinical outcomes and patient safety, smooth care transitions and lower costs
•
Kindred’s “Continue
The
Care”
strategy delivers the services that patients need
across the full spectrum of care, from transitional inpatient hospitalization, to post-acute rehab and skilled nursing services, to home health and hospice care
•
Kindred is growing to implement this strategy and fostering innovation to provide more patients, in more communities, with high quality, integrated, patient-
centered care in the lowest-cost setting

The merger of Kindred and Gentiva accelerates the development of this integrated approach to patient care, creating significant value for both companies’ patients, employees and shareholders

Kindred Healthcare

One of the MOST ADMIRED

Healthcare Companies in the World,

Six Years in a Row!

2009-2014

Kindred Healthcare

Q & A 27 * * *

Appendix 28 * * * * * * * * * * *

Explanation of Non-GAAP Measures
In addition to the results provided in accordance with GAAP, Kindred Healthcare, Inc. (the "Company") has provided information in this presentation to compute certain non-GAAP measurements for the three months ended September 30, 2014 and 2013, the twelve months ended September 30, 2014,
December 31, 2013, 2012 and 2011 before certain charges or on a core basis and on a pro forma basis. A reconciliation of the non-GAAP measurements to the GAAP measurements is included in this presentation.
The Company's earnings presentation also includes financial measures referred to as operating income, or EBITDAR, and earnings before interest, income taxes, depreciation and amortization ("EBITDA"). The Company's management uses EBITDAR or EBITDA as meaningful measures of operational performance in addition to other measures. The Company uses EBITDAR or EBITDA to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes these measurements are important because securities analysts and investors use these measurements to compare the Company's performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company's financial information should consider income (loss) from continuing operations as an important measure of the Company's financial performance because it provides the most complete measure of its performance. EBITDAR or EBITDA should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of EBITDAR or EBITDA to income (loss) from continuing operations provided is included in this presentation. The pro forma EBITDAR total of $1.0 billion included in this presentation includes a 2014 EBITDAR estimate of $232 million for Gentiva, which is based upon Gentiva's 2014 current average analyst consensus estimates. In addition, pro forma EBITDAR includes full run rate expected cost synergies of
$70 million from the transaction.
Also in this presentation, the Company provides the financial measure of free cash flows excluding certain items. The Company recognizes that free cash flows excluding certain items is a non-GAAP measurement and is not intended to replace the presentation of the Company’s cash flows in accordance with
GAAP. The Company believes that this non-GAAP measurement provides important information to investors related to the amount of discretionary cash flows that are available for other investing and financing activities. In addition, management uses free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses. The Company believes net cash flows provided by operating activities is the most comparable GAAP measure. Readers of the Company’s financial information should consider net cash flows provided by operating activities as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Free cash flows excluding certain items should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of net cash flows provided by operating activities to free cash flows excluding certain items is included in this presentation.

Reconciliation of Earnings Guidance
(a)
Continuing Operations
($ Millions, except per chare amounts)

As of November 5, 2014
Low High
Revenues 5,100 $    5,100 $
Operating income (EBITDAR) 692 $       702 $
Rent 322           322
EBITDA 370           380
Depreciation and amortization 157           157
Interest, net 92             92
Income from continuing operations before income taxes 121           131
Provision for income taxes 44             48
Income from continuing operations 77             83
Earnings attributable to noncontrolling interests (18)            (18)
Income from continuing operations attributable to the Company 59             65
Allocation to participating unvested restricted stockholders (2)              (2)
Available to common stockholders 57 $          63 $
Earnings per diluted share 0.98 $      1.08 $
Shares used in computing earnings per diluted share 58.3         58.3
As of November 5, 2014
Various non-cash expenses included in earnings guidance above:
Low High
Amortization of stock-based compensation 13 $          13 $
Amortization of deferred financing fees 8               8
Straight-line rent expense 9               9
(a)
The earnings guidance excludes the effect of reimbursement changes, debt refinancing costs, severance, retirement, retention and restructuring costs, customer bankruptcy costs, litigation costs, transaction costs, any further acquisitions or divestitures, any impairment charges, any further issuances of common stock, debt or mandatory convertible equity securities in conjunction with the Gentiva transaction and any repurchases of common stock.

Reconciliation of Non-GAAP Measures

($ Thousands)
Three months ended
September 30,
2014 2013
Detail of charges:
Severance, retirement and other restructuring costs ($1,686) ($1,894)
Customer bankruptcy (1,857)           -
Facility closing costs -                      (6,043)
Litigation costs -                      (23,850)
Debt refinancing charges (other operating expenses) -                      (459)
Transaction costs (4,114)           (613)
Debt refinancing charges (interest expense) -                      (96)
(7,657)           (32,955)
Income tax benefit 2,391            9,767
Charges net of income taxes (5,266)           (23,188)
Allocation to participating unvested restricted stockholders 133                -
Available to common stockholders ($5,133) ($23,188)
Weighted average diluted shares outstanding 62,902          52,323
Diluted loss per common share related to charges ($0.08) ($0.44)
Reconciliation of operating income (EBITDAR) before charges:
Operating income (EBITDAR) before charges $158,270 $148,245
Detail of charges excluded from core operating results:
Severance, retirement and other restructuring costs (1,686)           (1,894)
Customer bankruptcy (1,857)           -
Facility closing costs -                      (6,043)
Litigation costs -                      (23,850)
Debt refinancing charges (other operating expenses) -                      (459)
Transaction costs (4,114)           (613)
(7,657)           (32,859)
Reported operating income (EBITDAR) $150,613 $115,386
Reconciliation of income from continuing operations before charges:
Amounts attributable to Kindred stockholders:
Income from continuing operations before charges $7,040 $6,585
Charges net of income taxes (5,266)           (23,188)
Reported income (loss) from continuing operations $1,774 ($16,603)
Reconciliation of diluted income per common share from continuing operations before charges:
Diluted income per common share before charges (a) $0.11 $0.12
Charges net of income taxes (0.08)             (0.44)
Other -                      0.01
Reported diluted income (loss) per common share from continuing operations $0.03 ($0.31)
Weighted average diluted shares used to compute income per common share
from continuing operations before charges 62,902          52,333
Pro forma diluted income per common share before charges $0.10
Weighted average diluted shares used to compute pro forma income per common share from continuing operations before charges (b) 61,954
Reconciliation of effective income tax rate before charges:
Effective income tax rate before charges 32.4% 30.5%
Impact of charges on effective income tax rate 1.0% -1.3%
Reported effective income tax rate 33.4% 29.2%
(a)
(b)
For purposes of computing diluted earnings per common share before charges, income from continuing operations before charges was reduced by $0.2 million for both the three months ended September 30, 2014 and 2013, and
$1.2 million and $1.4 million for the nine months ended September 30, 2014 and 2013, respectively, for the allocation of income to participating unvested restricted stockholders.
Includes the incremental 9.7 million shares, on a weighted average basis, issued in connection with the
Company's equity offering completed in June 2014.

Reconciliation of Non-GAAP Measures (continued)

($ Thousands)
Twelve
2013 Quarters 2014 Quarters Months ended
First Second Third Fourth First Second Third Sept. 30, 2014
Revenues:
Hospital division 657,814 $       606,604 $       594,154 $       606,988 $       646,458 $       632,156 $       609,452 $       2,495,054 $
Nursing center division 270,205           264,847           265,696           270,080           277,902           280,255           279,561           1,107,798
Rehabilitation division:
Skilled nursing rehabilitation services 258,750           249,647           245,330           243,280           254,255           253,989           247,042           998,566
Hospital rehabilitation services 74,523              69,777              68,296              74,017              73,964              75,324              74,808              298,113
333,273           319,424           313,626           317,297           328,219           329,313           321,850           1,296,679
Care management division 51,621              53,039              53,801              66,466              87,704              87,986              86,186              328,342
1,312,913       1,243,914       1,227,277       1,260,831       1,340,283       1,329,710       1,297,049       5,227,873
Eliminations:
Skilled nursing rehabilitation services (28,657)             (28,660)             (28,151)             (28,157)             (29,646)             (30,031)             (30,788)             (118,622)
Hospital rehabilitation services (23,609)             (23,223)             (22,520)             (22,123)             (23,233)             (22,855)             (22,172)             (90,383)
Nursing centers (1,213)                (1,001)                (1,161)                (875)                     (662)                     (860)                     (776)                     (3,173)
(53,479)             (52,884)             (51,832)             (51,155)             (53,541)             (53,746)             (53,736)             (212,178)
1,259,434 $   1,191,030 $   1,175,445 $   1,209,676 $   1,286,742 $   1,275,964 $   1,243,313 $   5,015,695 $
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 147,493 $       129,366 $       112,483 $       126,788 $       145,395 $       132,878 $       121,744 $       526,805 $
Nursing center division 29,145              36,018              31,505              35,585              38,471              36,880              36,179              147,115
Rehabilitation division:
Skilled nursing rehabilitation services 13,239              21,623              (7,209)                14,260              18,328              19,982              17,552              70,122
Hospital rehabilitation services 18,132              19,573              18,215              18,005              19,820              20,084              18,273              76,182
31,371              41,196              11,006              32,265              38,148              40,066              35,825              146,304
-
Care management division 2,786                 3,961                 1,085                 2,131                 4,697                 7,065                 6,789                 20,682
Corporate:
Overhead (45,585)             (43,196)             (39,157)             (48,557)             (44,050)             (48,365)             (45,173)             (186,145)
Insurance subsidiary (509)                     (384)                     (482)                     (539)                     (406)                     (443)                     (637)                     (2,025)
(46,094)             (43,580)             (39,639)             (49,096)             (44,456)             (48,808)             (45,810)             (188,170)
Impairment charges (187)                     (438)                     (441)                     (76,127)             -                              -                              -                              (76,127)
Transaction costs (944)                     (108)                     (613)                     (447)                     (683)                     (4,496)                (4,114)                (9,740)
Operating income (EBITDAR) 163,570           166,415           115,386           71,099              181,572           163,585           150,613           566,869
Rent (76,519)             (77,324)             (76,762)             (80,921)             (81,048)             (80,209)             (80,192)             (322,370)
EBITDA 87,051              89,091              38,624              (9,822)                100,524           83,376              70,421              244,499
Depreciation and amortization (41,598)             (38,554)             (36,507)             (37,547)             (39,337)             (39,442)             (39,023)             (155,349)
Interest, net (28,074)             (27,600)             (24,389)             (23,900)             (25,616)             (78,081)             (22,173)             (149,770)
Income (loss) from continuing operations
before income taxes 17,379              22,937              (22,272)             (71,269)             35,571              (34,147)             9,225                 (60,620)
Provision (benefit) for income taxes 6,505                 9,208                 (6,510)                (20,522)             13,585              (13,082)             3,079                 (16,940)
10,874 $          13,729 $          (15,762) $         (50,747) $         21,986 $          (21,065) $         6,146 $             (43,680) $

($ Thousands)
Reconciliation of Non-GAAP Measures
(continued)
Three months ended September 30, 2014
Charges
Severance
Before and other Customer Transaction As
charges restructuring bankruptcy costs Total reported
Income from continuing operations:
Operating income (loss):
Hospital division 122,361 $      (617) $               - $                         - $                         (617) $               121,744 $
Nursing center division 36,662             (483)                    -                             -                             (483)                    36,179
Rehabilitation division:
Skilled nursing rehabilitation services 17,390             162                     -                             -                             162                     17,552
Hospital rehabilitation services 20,130             -                             (1,857)              -                             (1,857)              18,273
37,520             162                     (1,857)              -                             (1,695)              35,825
Care management division 7,110                (321)                    -                             -                             (321)                    6,789
Corporate:
Overhead (44,746)           (427)                    -                             -                             (427)                    (45,173)
Insurance subsidiary (637)                    -                             -                             -                             -                             (637)
(45,383)           (427)                    -                             -                             (427)                    (45,810)
Transaction costs -                             -                             -                             (4,114)              (4,114)              (4,114)
Operating income (EBITDAR) 158,270          (1,686)              (1,857)              (4,114)              (7,657)              150,613
Rent (80,192)           -                             -                             -                             -                             (80,192)
EBITDA 78,078             (1,686)              (1,857)              (4,114)              (7,657)              70,421
Depreciation and amortization (39,023)           -                             -                             -                             -                             (39,023)
Interest, net (22,173)           -                             -                             -                             -                             (22,173)
Income from continuing operations
before income taxes 16,882             (1,686)              (1,857)              (4,114)              (7,657)              9,225
Provision for income taxes 5,470                (923)                    (1,017)              (451)                    (2,391)              3,079
11,412 $         (763) $               (840) $               (3,663) $          (5,266) $          6,146 $

Reconciliation of Non-GAAP Measures
(continued)
($ Thousands)
Three months ended September 30, 2013
Charges
Severance
Before and Facility Debt Transaction As
charges retirement closing Litigation refinancing costs Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 118,710 $      - $                         (5,527) $          (700) $               - $                         - $                         (6,227) $          112,483 $
Nursing center division 31,569             -                             (64)                       -                             -                             -                             (64)                       31,505
Rehabilitation division:
Skilled nursing rehabilitation services 15,941             -                             -                             (23,150)           -                             -                             (23,150)           (7,209)
Hospital rehabilitation services 18,503             (288)                    -                             -                             -                             -                             (288)                    18,215
34,444             (288)                    -                             (23,150)           -                             -                             (23,438)           11,006
Care management division 2,138                (601)                    (452)                    -                             -                             -                             (1,053)              1,085
Corporate:
Overhead (37,693)           (1,005)              -                             -                             (459)                    -                             (1,464)              (39,157)
Insurance subsidiary (482)                    -                             -                             -                             -                             -                             -                             (482)
(38,175)           (1,005)              -                             -                             (459)                    -                             (1,464)              (39,639)
Impairment charges (441)                    -                             -                             -                             -                             -                             -                             (441)
Transaction costs -                             -                             -                             -                             -                             (613)                    (613)                    (613)
Operating income (EBITDAR) 148,245          (1,894)              (6,043)              (23,850)           (459)                    (613)                    (32,859)           115,386
Rent (76,762)           -                             -                             -                             -                             -                             -                             (76,762)
EBITDA 71,483             (1,894)              (6,043)              (23,850)           (459)                    (613)                    (32,859)           38,624
Depreciation and amortization (36,507)           -                             -                             -                             -                             -                             -                             (36,507)
Interest, net (24,293)           -                             -                             -                             (96)                       -                             (96)                       (24,389)
Income (loss) from continuing operations
before income taxes 10,683             (1,894)              (6,043)              (23,850)           (555)                    (613)                    (32,955)           (22,272)
Provision (benefit) for income taxes 3,257                (2,044)              (5,805)              (756)                    (599)                    (563)                    (9,767)              (6,510)
7,426 $            150 $                (238) $               (23,094) $       44 $                    (50) $                   (23,188) $       (15,762) $

Reconciliation of Non-GAAP Measures
(continued)
($ Thousands)

2013 2012 2011
Detail of charges:
One-time bonus (19,842) $     $           - $           -
Severance, retirement and other restructuring costs (12,558)         (8,730)           (18,259)
Litigation costs (30,850)         (5,000)           -
Impairment charges (76,082)         (107,899)       (73,554)
Transaction costs (2,112)           (2,231)           (33,937)
Lease cancellation charges (rent expense) -                      (1,691)           (1,819)
Debt refinancing charges (interest expense) (1,461)           -                       (13,802)
(142,905)      (125,551)       (141,371)
Income tax benefit 43,893          12,795          34,427
Charges net of income taxes (99,012)         (112,756)       (106,944)
Allocation to participating unvested restricted stockholders -                      -                       -
Available to common stockholders ($99,012) ($112,756) ($106,944)
Reconciliation of EBITDAR before charges:
Operating income (EBITDAR) before charges $657,914 $679,488 $528,902
Rent 311,526        303,564        276,540
  EBITDA 346,388        375,924        252,362
Detail of charges excluded from core operating results:
One-time bonus (19,842)                    -            -
Severance, retirement and other restructuring costs (12,558)         (8,730)           (18,259)
Litigation costs (30,850)         (5,000)           -
Impairment charges (76,082)         (107,899)       (73,554)
Transaction costs (2,112)           (2,231)           (33,937)
(141,444)      (123,860)       (125,750)
Reported operating income (EBITDAR) $516,470 $555,628 $403,152
Reconciliation of income from continuing operations before charges:
Amounts attributable to Kindred stockholders:
Income from continuing operations before charges $53,216 $65,891 $40,482
Charges net of income taxes (99,012)         (112,756)       (106,944)
Reported loss from continuing operations ($45,796) ($46,865) ($66,462)

Three months ended
September 30,
2014 2013
Reconciliation of net cash flows provided by operating
activities to free cash flows:
Net cash flows provided by operating activities $90,039 $110,750
Adjustments to remove certain payments (including payments
made for discontinued operations) included in net cash flows provided by operating activities:
Capitalized lender fees related to debt refinancing -                       4,589
Severance, retirement and retention 1,271             1,181
Transaction costs 4,565             6,362
5,836             12,132
Benefit of reduced income tax payments resulting from
   certain payments (1,269)            (3,013)
4,567             9,119
Net cash flows provided by operating activities excluding certain items 94,606           119,869
Less:
Routine capital expenditures (21,263)          (23,152)
Development capital expenditures (1,570)            (3,235)
(22,833)          (26,387)
Free cash flows excluding certain items $71,773 $93,482
Reconciliation of Non-GAAP Measures
(continued)
($ Thousands)

Gentiva Non-GAAP Disclosure
(1)

Third quarter
2014
Adjusted EBITDA $48.5
Cost savings initiatives and acquisition and integration activities (0.5)
Impact of closed locations (0.3)
Impact of merger related expenses (1.6)
EBITDA 46.1
Depreciation and Amortization (7.3)
Interest Expense and Other, net (24.7)
(Loss)/Income Before Income Taxes 14.1
Income Tax Benefit / (Expense) (5.6)
Equity in net loss of CareCentrix (0.5)
Net (Loss)/Income 8.0
Less:  Net Income Attributable to Noncontrolling Interests -
Net (Loss) / Income Attributable to Gentiva Shareholders $8.0
A reconciliation of Adjusted EBITDA and adjusted net income attributable to Gentiva shareholders to net income, the most directly comparable GAAP measure, is not accessible on a forward-looking basis without unreasonable effort due to inherent difficulities in predicting the charges for cost savings initiatives and acquisition and integration activities, the results of discontinued operations and the impact of any future acquisitions or divestitures, which can fluctuate significantly and may have a significant impact on net income.
(1) Per Gentiva November 5, 2014 earnings release.
($ Millions)
(1)

Kindred Healthcare Third Quarter Investor Update November 6, 2014